Stock-Based Compensation	12 Months Ended
Sep. 30, 2014
Share-based Compensation [Abstract]
Stock-Based Compensation
STOCK-BASED COMPENSATION

The Company's stock-based compensation plans include stock options, performance shares, restricted stock and restricted stock units. Although the Company has discretion, shares distributed under these plans are issued from treasury stock.

Stock Options
The Company's stock option plans permit key officers and employees to purchase common stock at specified prices, which are equal to 100 percent of the closing market price of the Company's stock on the date of grant. Options generally vest one-third in each of the three years subsequent to grant and expire 10 years from the date of grant. Compensation expense is recognized ratably over the vesting period based on the number of options expected to vest. As of September 30, 2014, 14.4 million options were available for grant under the plans.

Changes in shares subject to options during the year ended September 30, 2014 follow (shares in thousands):

	Weighted- Average Exercise Price Per Share	Shares	Total Intrinsic Value of Shares	Average Remaining Life (Years)
Beginning of year	$47.03	11,674
Options granted	$65.07	4,931
Options exercised	$41.29	(2,420)
Options canceled	$59.09	(277)
End of year	$54.19	13,908	$130	6.4
Exercisable at end of year	$48.51	8,407	$120	4.7

The weighted-average grant date fair value per option was $14.83, $10.12 and $7.53 in 2014, 2013 and 2012, respectively. Cash received for option exercises was $77 in 2014, $104 in 2013 and $42 in 2012. The total intrinsic value of options exercised in 2014, 2013 and 2012 was $61, $66 and $38, respectively, while the tax benefit realized by the Company from tax deductions related to option exercises was $14, $7 and $11, respectively.

The grant date fair value of options is estimated using the Black-Scholes option-pricing model. The weighted-average assumptions used in valuations for 2014, 2013 and 2012 are: risk-free interest rate, based on U.S. Treasury yields, 2.0 percent, 1.2 percent and 1.3 percent; dividend yield, 2.6 percent, 3.2 percent and 3.7 percent; and expected volatility, based on historical volatility, 28 percent, 28 percent and 27 percent. The expected life of each option awarded is seven years based on historical experience and expected future exercise patterns.

Performance Shares, Restricted Stock and Restricted Stock Units
The Company's incentive shares plans include performance shares awards which distribute the value of common stock to key management employees subject to certain operating performance conditions and other restrictions. The form of distribution is primarily shares of common stock with a portion in cash. Compensation expense for performance shares is recognized over the service period based on the number of shares ultimately expected to be earned. Performance shares awards are accounted for as liabilities in accordance with ASC 718, Compensation - Stock Compensation, with compensation expense adjusted at the end of each reporting period to reflect the change in fair value of the awards.

As of September 30, 2013, the Company achieved the performance objectives at the 93 percent level for performance shares awarded primarily in 2010, resulting in the rights to 4,837,739 common shares vesting and becoming available for distribution. Of these, 2,902,647 shares were distributed in early 2014 as follows: 1,582,608 issued as shares, 1,125,122 withheld for income taxes, and the value of 194,917 paid in cash. The remaining 1,920,398 shares were distributed at the end of 2014 to employees who provided one additional year of service as follows: 1,199,535 issued as shares, 704,495 withheld for income taxes, and the value of 16,368 paid in cash. There were 14,694 shares canceled and not distributed. As of September 30, 2014, the rights to receive a maximum of 5,866,840 common shares awarded primarily in 2013 were outstanding, contingent on the Company achieving its performance objectives through 2016 and the provision of additional service by employees.

Incentive shares plans also include restricted stock awards which involve distribution of common stock to key management employees subject to cliff vesting at the end of service periods ranging from three to ten years. The fair value of restricted stock awards is determined based on the average of the high and low market prices of the Company's common stock on the date of grant, with compensation expense recognized ratably over the applicable service period. In 2014, 10,000 shares of restricted stock vested as a result of participants fulfilling the applicable service requirements. Consequently, 6,709 shares were issued while 3,291 shares were withheld for income taxes in accordance with minimum withholding requirements. As of September 30, 2014, there were 1,302,500 shares of unvested restricted stock outstanding.

Changes in shares outstanding but not yet earned under incentive shares plans during the year ended
September 30, 2014 follow:

(shares in thousands)	Shares	Average Grant Date Fair Value Per Share
Beginning of year	11,231	$43.86
Granted	246	$65.15
Earned/vested	(4,833)	$39.52
Canceled	(240)	$47.48
End of year	6,404	$47.81

The total fair value of shares vested under incentive shares plans was $315, $19 and $15, respectively, in 2014, 2013 and 2012, of which $134, $8 and $6, respectively, was paid in cash, primarily for tax withholding. As of September 30, 2014, 4.3 million shares remained available for award under incentive shares plans.

Total compensation expense for stock options and incentive shares was $143, $221 and $100, for 2014, 2013 and 2012, respectively. The decrease in expense for 2014 is due to a reduced impact from performance shares plans overlap in the current year and the comparative benefit of a slightly lower stock price, partially offset by a stock option award in 2014. The increase in 2013 reflects the overlap of two performance shares plans (2010 awards for performance through 2013 and 2013 awards for performance through 2016) and a large increase in the stock price during the year. Income tax benefits recognized in the income statement for these compensation arrangements during 2014, 2013 and 2012 were $39, $68 and $28, respectively. As of September 30, 2014, total unrecognized compensation expense related to unvested shares awarded under these plans was $243, which is expected to be recognized over a weighted-average period of 2.3 years.

In addition to the employee stock option and incentive shares plans, in 2014 the Company awarded 17,676 shares of restricted stock and 3,928 restricted stock units under the restricted stock plan for nonmanagement directors. As of September 30, 2014, 248,146 shares were available for issuance under this plan.